WORLD OMNI 1996-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
MAY 31, 1996
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
                                                        Aggregate
                                                      Net Investment
Aggregate Net Investment Value                              Value                    99.8%

Original                                              890,001,916.00        888,221,912.00
5/1/96                                                890,001,916.00        888,221,912.00

Principal collections & reimbursement loss amount      12,781,940.39         12,756,376.51
5/31/96                                               877,219,975.61        875,465,535.49

Certificate Balance @ 5/31/96                         890,001,916.00        888,221,912.00

                                                        Class A-1
                                                         Investor           Certificate
Aggregate Net Investment Value                         Percentage               Balance

Original                                                       71.41133%    621,605,269
5/1/96                                                         71.41133%    621,605,269

Principal collections & reimbursement loss amount                            12,398,848
5/31/96                                                                     609,206,421

Certificate Balance @ 5/31/96                                  71.41133%    621,605,269

                                                        Class A-2
                                                         Investor           Certificate
Aggregate Net Investment Value                         Percentage               Balance

Original                                                       22.97642%    200,000,000
5/1/96                                                         22.97642%    200,000,000

Principal collections & reimbursement loss amount                                82,299
5/31/96                                                                     199,917,701

Certificate Balance @ 5/31/96                                  22.97642%    200,000,000

                                                          Class B
                                                         Investor           Certificate
Aggregate Net Investment Value                         Percentage               Balance

Original                                                        5.61224%     48,852,205
5/1/96                                                          5.61224%     48,852,205

Principal collections & reimbursement loss amount                                20,102
5/31/96                                                                      48,832,103

Certificate Balance @ 5/31/96                                   5.61224%     48,852,205



Aggregate Net Investment Value                    Seller Interest               Balance

Original                                                        2.00000%     17,764,438
5/1/96

Principal collections & reimbursement loss amount               2.00000%        247,818
5/31/96                                                         2.00000%     17,516,620

Certificate Balance @ 5/31/96                                   2.00000%     17,764,438


Distributable Amounts                                       Total

Interest Distributable Amount                           4,740,895.32
Principal Distributable Amount                         12,390,878.02
Reimbursed Charged-off Amount                             365,498.49
Reimbursed Residual Value Loss Amount                           0.00
Reimbursed Additional Loss Amount                               0.00

Total                                                  17,497,271.83

Distributable Amounts                                   Class A-1                     %

Interest Distributable Amount                           3,263,427.66
Principal Distributable Amount (1)                     12,143,060.46                 98.00000%
Reimbursed Charged-off Amount (1)                         255,787.19                 69.98310%
Reimbursed Residual Value Loss Amount                           0.00                  0.00000%
Reimbursed Additional Loss Amount                               0.00                  0.00000%

Total                                                  15,662,275.31

Distributable Amounts                                   Class A-2                     %

Interest Distributable Amount                           1,091,666.67
Principal Distributable Amount (1)                              0.00                  0.00000%
Reimbursed Charged-off Amount (1)                          82,298.91                 22.51690%
Reimbursed Residual Value Loss Amount                           0.00                  0.00000%
Reimbursed Additional Loss Amount                               0.00                  0.00000%

Total                                                   1,173,965.58

Distributable Amounts                                     Class B                     %

Interest Distributable Amount                             284,971.20
Principal Distributable Amount (1)                              0.00                  0.00000%
Reimbursed Charged-off Amount (1)                          20,102.42                  5.50000%
Reimbursed Residual Value Loss Amount                           0.00                  0.00000%
Reimbursed Additional Loss Amount                               0.00                  0.00000%

Total                                                     305,073.62

Distributable Amounts                             Seller Interest                     %

Interest Distributable Amount                             100,829.79
Principal Distributable Amount (1)                        247,817.56                  2.00000%
Reimbursed Charged-off Amount (1)                               0.00                  0.00000%
Reimbursed Residual Value Loss Amount                           0.00                  0.00000%
Reimbursed Additional Loss Amount                               0.00                  0.00000%

Total                                                     348,647.35
(1)  These amounts will not be distributed during the Revolving period.  They will be reinvested in additional contracts.

Certificate Factors                                    Series A-1            Series A-2            Class B

                                     5/1/96                   100.0000000%          100.0000000%       100.0000000%
                                     5/31/96                  100.0000000%          100.0000000%       100.0000000%

Pool Data                                                       5/1/96                $

Number of Loans                                            42,860
Prepayments                                                   261             5,509,710.71
Scheduled Terminations                                          0                     0.00
Charge-Offs                                                    51             1,098,508.81
Weighted Ave APR                                                8.77%


Pool Data                                                       5/31/96               $

Number of Loans                                            43,596
Prepayments                                                   179             3,548,028.27
Scheduled Terminations                                          0                     0.00
Charge-Offs                                                    71             1,364,780.95
Weighted Ave APR                                                8.77%


Account Balances                                        Pay Ahead               Advance       Reserve Fund

Balance as of  05/01/96                                 1,627,471.02            130,609.28      31,087,767.00
Balance as of  05/31/96                                 1,488,196.91            157,163.18      31,087,767.00
Change                                                   (139,274.11)            26,553.90               0.00
Required Amount (withdrawl from reserve)                                                                 0.00
Reserve Fund Requirement                                                                        31,087,767.00
Reserve Fund Supplement Requirement                                                                      0.00

Residual Value Surplus Account

Beginning Balance 05/01/96                                      0.00
Deposits                                                        0.00
Withdrawls                                                      0.00
Ending Balance 05/31/96                                         0.00




Distribution per $1,000                                                           Total

Total Distribution Amount                                                             5.33751223

Interest Distribution Amount                                                          5.33751223
Carryover Shortfall                                                                   0.00000000
Prior Carryover Shortfall                                                             0.00000000

Total Carryover Shortfall                                                             0.00000000


Principal Distribution Amount                                                         0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                      0.00000000
Aggregate Unreimbursed Principal Loss Amount                                          0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                             0.00000000
Unpaid Principal Loss Interest Amount                                                 0.00000000

Seller Principal not paid to Seller                                               -----
Seller Interest not paid to Seller                                                -----

Unpaid Class B Principal Carryover Shortfall                                      -----

Distribution per $1,000                                                       Class A-1

Total Distribution Amount                                                             5.25000000

Interest Distribution Amount                                                          5.25000000
Carryover Shortfall                                                                   0.00000000
Prior Carryover Shortfall                                                             0.00000000

Total Carryover Shortfall                                                             0.00000000


Principal Distribution Amount                                                         0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                      0.00000000
Aggregate Unreimbursed Principal Loss Amount                                          0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                             0.00000000
Unpaid Principal Loss Interest Amount                                                 0.00000000


Seller Principal not paid to Seller                                               -----
Seller Interest not paid to Seller                                                -----

Unpaid Class B Principal Carryover Shortfall                                      -----

Distribution per $1,000                                                       Class A-2

Total Distribution Amount                                                             5.45833335

Interest Distribution Amount                                                          5.45833335
Carryover Shortfall                                                                   0.00000000
Prior Carryover Shortfall                                                             0.00000000

Total Carryover Shortfall                                                             0.00000000


Principal Distribution Amount                                                         0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                      0.00000000
Aggregate Unreimbursed Principal Loss Amount                                          0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                             0.00000000
Unpaid Principal Loss Interest Amount                                                 0.00000000

Seller Principal not paid to Seller                                               -----
Seller Interest not paid to Seller                                                -----

Unpaid Class B Principal Carryover Shortfall                                      -----


Distribution per $1,000                                                         Class B

Total Distribution Amount                                                             5.83333342

Interest Distribution Amount                                                          5.83333342
Carryover Shortfall                                                                   0.00000000
Prior Carryover Shortfall                                                             0.00000000

Total Carryover Shortfall                                                             0.00000000


Principal Distribution Amount                                                         0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                      0.00000000
Aggregate Unreimbursed Principal Loss Amount                                          0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                             0.00000000
Unpaid Principal Loss Interest Amount                                                 0.00000000

Seller Principal not paid to Seller                                               -----
Seller Interest not paid to Seller                                                -----

Unpaid Class B Principal Carryover Shortfall                                          0.00000000


Distribution per $1,000                                                 Seller Interest

Total Distribution Amount                                                             5.67593484

Interest Distribution Amount                                                          5.67593484
Carryover Shortfall                                                               -----
Prior Carryover Shortfall                                                         -----

Total Carryover Shortfall                                                         -----


Principal Distribution Amount                                                         0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                      0.00000000
Aggregate Unreimbursed Principal Loss Amount                                      -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                         -----
Unpaid Principal Loss Interest Amount                                             -----

Seller Principal not paid to Seller                                                   0.00000000
Seller Interest not paid to Seller                                                    0.00000000

Unpaid Class B Principal Carryover Shortfall                                      -----



Servicing Fee                                                                     Total

Amount of Servicing Fee Paid                                                    740,184.93
Total Unpaid                                                                          0.00



Servicing Fee                                                                   Class A

Amount of Servicing Fee Paid                                                    684,671.06
Total Unpaid                                                                          0.00




Servicing Fee                                                                   Class B

Amount of Servicing Fee Paid                                                     40,710.17
Total Unpaid                                                                          0.00



Servicing Fee                                                           Seller Interest

Amount of Servicing Fee Paid                                                     14,803.70
Total Unpaid                                                                          0.00





Origination Trustee Expenses Paid (1)

UTI                                                                                   0.00
SUBI                                                                                  0.00
                                                                                      0.00


Securitization Trustee Expenses Paid  (1)                                             0.00

Additional Loss Amounts (2)                                                           0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:








                                                        Number of             Number of
                                                          Matured             Scheduled           Maturity
                                                           Leases            Maturities              Ratio
MATURITY RATIO



May                                                             0                     0                  0.00%




(Maturity Ratio Test will be satisfied if the ratio is 50% or less)                                      0.00%





CHARGE-OFF RATE                                             March                 April                May





Outstanding                                               144,132.88            952,757.24       1,364,780.95
Balance

Net
Liquidation                                               102,020.68            672,968.77         938,993.80
Proceeds

Average
Aggregate
Net Investment                                        890,001,916.00        890,001,916.00     890,001,916.00
Value

Annualized
Average
Charge-Off                                                      0.06%                 0.38%              0.57%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                        0.34%



DELINQUENCY RATE
                                                                #                                        $

Past Due 31-60 days                                           365                                7,468,212
Past Due 61-90 days                                            30                                  619,673
Past Due 91 + days                                             12                                  283,483

 Total                                                        407                                8,371,368

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                       Delinquent               Current        Delinquency
                                                        Contracts             Contracts               Rate
                                                            (> 60 days)


March                                                          23                43,037                  0.05%
April                                                          30                42,860                  0.07%
May                                                            42                43,596                  0.10%

                                                                                                         0.07%


REALIZATION RATIO
                                                            March                 April                May

Sale
Proceeds                                                        0                     0                  0

Residual Value
of Sold
Matured Leases                                                  0                     0                  0

Realization
Ratio                                                           0.00%                 0.00%              0.00%



(Realization Test will be satisfied if the Maturity Ratio is 25% or less
or the Realization Ratio is 75% or more)                                                                 0.00%

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